FORWARD CONTRACTS	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FORWARD CONTRACTS
14.	FORWARD CONTRACTS

To facilitate the cash payment of special cash dividend that the Group declared in November 2010, the Group entered into foreign currency forward contracts with two banks in April and May 2011. Pursuant to those contracts, the Group obtained two short-term loans in US dollar from these two banks with an aggregated amount of $55,193 for a period of one year, respectively. Meanwhile, the amount of $55,469 of the Group’s bank deposit was restricted until the short-term loan was fully paid back in April and May 2012. The forward contracts were determined to be a derivative instrument. The Group carries the forward contracts at fair value in its balance sheet and the changes in the forward contract fair value during each period end are recorded in the statement of operations. The Group carries the forward contract as either assets or liabilities at fair value.

The Group measures the fair value of the forward contract on a recurring basis based on a level 2 measure, i.e. the Group uses the market forward exchange rate to assess the fair value of the forward contract and recognizes the changes in fair value attributable to the difference between the market forward exchange rate and contractual exchange rate in change in fair value of forward contract. For the year ended December 31 2012, the Group recorded a loss of $690 in change in fair value of forward contract respectively. The short-term loan and the forward contracts were settled in May 2012, and the balance of the forward contracts was nil and nil as of December 31, 2013 and 2014, respectively.